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                                                                  EXHIBIT 10.12

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
RESIDENTIAL FUNDING CORPORATION                                                               Lisa F. Carlson
4800 Montgomery Lane                                                                          Director
Suite 300                                                                                     301-215-6212
Bethesda, MD 20814                                                                            FAX 301-215-6288
301-215-6200                                                                                  E-mail: lcarlso@rfc.com
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                               February 27, 1997


Washington Mortgage Financial Group, Ltd.
WMF/Huntoon, Paige Associates Limited
1593 Spring Hill Road, Suite 400
Vienna, VA 22182
Attention: Howard S. Perkins



Re: Warehousing Credit and Security Agreement dated as of June 14, 1996, as amended or supplemented ("Agreement") by and between RESIDENTIAL FUNDING CORPORATION ("Lender") and WASHINGTON
       MORTGAGE FINANCIAL GROUP, LTD. and WMF/HUNTOON, PAIGE ASSOCIATES LIMITED ("Company")

Gentlemen:

      All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

      The Company has requested the Lender to provide warehouse financing for certain Mortgage Loans as described on the attached Exhibit A (the "Pledged Mortgages").

      In order to finance the Pledged Mortgages, the Lender hereby agrees to waive Section 2.1(b)(5) of the Agreement for the Advances against such Pledged Mortgages. This waiver applies only to the specific instance described herein. It is not a waiver of any other section of the Agreement.

      Except as hereby expressly modified, the Agreement shall be otherwise unchanged and shall remain in full force and effect, and the Company ratifies and reaffirms all of its obligations thereunder.

      This waiver shall terminate automatically on March 7, 1997, unless the Lender has received a copy of this letter acknowledged by the Company.



                                      Very truly yours,

                                      RESIDENTIAL FUNDING CORPORATION

                                      By:   /s/  LISA F. CARLSON
                                            -------------------------------

                                      ITS:   Director
                                            -------------------------------




      L e a d e r s h i p    i n     H o u s i n g     A m e r i c a(SM)

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WASHINGTON MORTGAGE FINANCIAL GROUP, LTD. and WMF/HUNTOON, PAIGE ASSOCIATES
LIMITED
February 27, 1997
Page 2



ACKNOWLEDGED AND ACCEPTED THIS 28th DAY OF February, 1997.


                           WASHINGTON MORTGAGE FINANCIAL GROUP, LTD., a Delaware corporation

                           By:   /s/ HOWARD S. PERKINS
                                 ---------------------------------------------

                           Its:  EVP
                                 ---------------------------------------------




                           WMF/HUNTOON, PAIGE ASSOCIATES LIMITED, a Delaware corporation


                           By:   /s/ HOWARD S. PERKINS
                                 --------------------------------------------


                           Its:  EVP
                                 ---------------------------------------------



cc:  Tony Perez, WMF/Huntoon, Paige Associates
     Sandra L. Oakes, Esq.
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                                                                       EXHIBIT A
                   SCHEDULE OF CONSTRUCTION SERVICING CLOSING



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
                                               FACE              PRINCIPAL       BALANCE
  LOAN NAME          FHA ID      GNMA PL      AMOUNT              BALANCE       AVAILABLE
  ---------        ---------    ---------    ---------          ----------     ----------
  GEORGETOWN       06135461      413200-CL   10,563,100          8,826,412      1,736,688
  CENTRAL STAT.    05435559      413205-CL    6,221,000          5,210,533      1,010,467
                                             ----------         ----------      ---------
  SUB-TOTAL             2                    16,784,100         14,036,945      2,747,155

  TECHWOOD         06135460      FHA PC       3,972,600          2,822,786      1,149,814
  SUNSET GDNS      06635225      FHA PC      11,822,200         11,387,829        434,371
  SIR CHARLES      12635254      FHA PC      19,633,200         17,481,116      2,152,084
                                             ----------         ----------      ---------
  SUB-TOTAL             3                    35,428,000         31,691,731      3,736,269

  TOTAL                 5                    52,212,100         45,728,676      6,483,424
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